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                                                                 EXHIBIT 99.3

                              CONVERSION AGREEMENT

                  This Conversion Agreement (this "AGREEMENT"), dated as of October 26, 2001, by and among Focal Communications Corporation, a Delaware corporation (the "CORPORATION") and each of the Purchasers listed on the SCHEDULE OF PURCHASERS attached hereto (each, a "PURCHASER" and collectively, the "PURCHASERS"). Certain capitalized terms used herein are defined in SECTION 6 hereof.

                  WHEREAS, each of the Purchasers is party to that certain Preferred Stock Purchase and Loan Commitment Agreement, dated as of August 9, 2001 (as amended by that certain Joinder and Amendment No. 1 to Purchase Agreement, dated as of September 21, 2001, that certain Amendment No. 2 to Purchase Agreement, dated as of October 11, 2001 and that certain Joinder Agreement, dated as of October 23, 2001, the "PURCHASE AGREEMENT") by and among the Corporation and the Purchasers, pursuant to which each Purchaser has agreed to acquire shares of Series A Redeemable Voting Convertible Preferred Stock, par value $.01 per share, of the Corporation (the "PREFERRED STOCK");

                  WHEREAS, pursuant to the Purchase Agreement, each of the Purchasers has agreed, on the terms and subject to the conditions set forth in the Purchase Agreement, to make secured loans to the Corporation in an aggregate principal amount of not less than $100 million (together with interest thereon, the "LOANS") as an incremental facility under the Corporation's Senior Credit Agreement;

                  WHEREAS, it is a condition to the obligations of the Purchasers to make the Loans and to acquire the Preferred Stock that the Loans be convertible at the option of the Purchasers into shares of Common Stock on the terms described herein and that the Purchasers be given the other rights and benefits of this Agreement; and

                  WHEREAS, the Corporation desires to induce the Purchasers to make the Loans and to acquire the Preferred Stock by giving the Purchasers the rights and benefits specified herein.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  Section 1. CONVERSION.

                  1A. CONVERSION PROCEDURE.

                  (i) At any time and from time to time, any holder of Loans may convert all or any portion of the Loans held by such holder into a number of shares of Conversion Stock computed by dividing the sum of the principal amount of the Loans being converted plus all accrued and unpaid interest thereon and dividing the result by the Conversion Price then in effect.

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                  (ii) Except as otherwise provided herein, each conversion of
Loans shall be deemed to have been effected as of the close of business on the date on which the note or notes representing the Loans to be converted have been surrendered for conversion at the principal office of the Corporation. At the time any such conversion has been effected, the rights of the holder of the Loans converted as a holder of Loans shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Conversion Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Conversion Stock represented thereby.

                  (iii) The conversion rights of any Loans subject to redemption under the Senior Credit Agreement shall terminate on the date that the Loans have been repaid in full (including all accrued but unpaid interest thereon) unless the Corporation has failed to pay to the holder thereof all principal and accrued and unpaid interest with respect to such Loans.

                  (iv) Notwithstanding any other provision hereof, if a conversion of Loans is to be made in connection with a Public Offering, a Change of Control or other transaction affecting the Corporation, the conversion of any Loans may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated.

                  (v) As soon as possible after a conversion has been effected (but in any event within three business days in the case of subparagraph (a) below), the Corporation shall deliver to the converting holder:

                           (a) a certificate or certificates representing the number of shares of Conversion Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified; and

                           (b) a note (in identical form to the note so converted, except with respect to the principal amount thereof) representing any portion of the Loans which were represented by the note or notes delivered to the Corporation in connection with such conversion but which were not converted.

                  (vi) The issuance of certificates for shares of Conversion Stock upon conversion of Loans shall be made without charge to the holders of such Loans for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Conversion Stock. Upon conversion of any Loans, the Corporation shall take all such actions as are necessary in order to insure that the Conversion Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, charges and encumbrances with respect to the issuance thereof.

                  (vii) The Corporation shall not close its books against the transfer of Loans or of Conversion Stock issued or issuable upon conversion of Loans in any manner which interferes with the timely conversion of Loans.


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                  (viii) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Loans, such number of shares of Conversion Stock issuable upon the conversion of all outstanding Loans. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Conversion Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Loans.

                  1B. CONVERSION PRICE.

                  (i) The initial Conversion Price shall be $0.99108459283. In order to prevent dilution of the conversion rights granted under this Section 1, the Conversion Price shall be subject to adjustment from time to time pursuant to this paragraph 1B.

                  (ii) If and whenever the Corporation issues or sells, or in accordance with paragraph 1C is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Conversion Price determined as of the date of such issue or sale or less than the Market Price of one share of Common Stock determined as of such time, then immediately upon such issue or sale or deemed issue or sale the Conversion Price shall be reduced to the lesser of:

                  (a) the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to such issue or sale by a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale multiplied by the Market Price determined as of the date of such issuance or sale, plus (2) the consideration, if any, received by the Corporation upon such issue or sale, and the denominator of which shall be the product derived by multiplying the Market Price of the Common Stock by the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale; and

                  (b) the Conversion Price determined by dividing (1) the sum of
         (x) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (y) the consideration, if any, received by the Corporation upon such issue or sale, by (2) the number of shares of Common Stock Deemed outstanding immediately after such issue or sale.

                  (iii) Notwithstanding the foregoing, there shall be no adjustment to the Conversion Price hereunder with respect to issuances of Common Stock (or of securities exchangeable or exercisable for


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or convertible into Common Stock) (a) to officers, directors, employees, or consultants of the Corporation and its Subsidiaries pursuant to compensation arrangements approved by the Corporation's board of directors, (b) to suppliers, lessors, or lenders of the Corporation and its Subsidiaries issued in the ordinary course of business or as approved by the Corporation's board of directors in connection with (as applicable) their supply arrangements or lease arrangements with, or loans to, the Corporation or any of its Subsidiaries, or
(c) upon the conversion of any Convertible Securities (including the Loans).

                  1C. EFFECT ON CONVERSION PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Conversion Price under paragraph 1B, the following shall be applicable:

                  (i) ISSUANCE OF RIGHTS OR OPTIONS. If the Corporation in any manner grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than the Conversion Price determined as of such time or the Market Price of the Common Stock determined as of such time, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (a) the total amount, if any, received or receivable by the Corporation as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (ii) ISSUANCE OF CONVERTIBLE SECURITIES. If the Corporation in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Conversion Price determined as of such time or the Market Price of the Common Stock determined as of such time, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (a) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price


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shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 1, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                  (iii) CHANGE IN OPTION PRICE OR CONVERSION RATE. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be immediately adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; provided that if such adjustment would result in an increase of the Conversion Price then in effect, such adjustment shall not be effective until 30 days after written notice thereof has been given by the Corporation to all holders of the Loans. For purposes of paragraph 1C, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of the Loans are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the Conversion Price hereunder to be increased.

                  (iv) TREATMENT OF EXPIRED OPTIONS AND UNEXERCISED CONVERTIBLE SECURITIES. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect hereunder shall be adjusted immediately to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that if such expiration or termination would result in an increase in the Conversion Price then in effect, such increase shall not be effective until 30 days after written notice thereof has been given to all holders of the Loans. For purposes of paragraph 1C, the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of the Loans shall not cause the Conversion Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of the Loans.

                  (v) CALCULATION OF CONSIDERATION RECEIVED. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor (net of discounts, commissions and related expenses). If any Common Stock, Option or Convertible Security is issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation shall be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued to the


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owners of the non-surviving entity in connection with any merger in which the
Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Option or Convertible Security, as the case may be. The fair value of any consideration other than cash and securities shall be determined jointly by the Corporation and the holders of a majority of the outstanding Loans. If such parties are unable to reach agreement within a reasonable period of time, the fair value of such consideration shall be determined by an independent appraiser experienced in valuing such type of consideration jointly selected by the Corporation and the holders of a majority of the outstanding Loans. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be allocated between the Corporation, on the one hand, and the holders of Loans (pro rata among such holders on the principal amount of Loans held by each such holder), on the other hand, based upon the percentage which the portion of the contested amount not awarded to each party bears to the amount actually contested by such party; provided that at any time there are more than 10 record holders of Loans, the Corporation shall pay all such expenses.

                  (vi) INTEGRATED TRANSACTIONS. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of $.01.

                  (vii) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                  (viii) RECORD DATE. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  1D. SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  1E. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the


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Corporation's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Corporation shall make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Loans then outstanding) to insure that each of the holders of Loans shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Conversion Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Loans, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Loans immediately prior to such Organic Change. In each such case, the Corporation shall also make appropriate provisions (in form and substance satisfactory to the holders of a majority of the Loans then outstanding) to insure that the provisions of this Section 1 and Sections 2 and 3 hereof shall thereafter be applicable to the Loans (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Corporation, an immediate adjustment of the Conversion Price, and a corresponding immediate adjustment in the number of shares of Conversion Stock acquirable and receivable upon conversion of the Loans, if the value so reflected is less than the Conversion Price or Market Price determined as of the date of such consolidation, merger or sale). The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the holders of a majority of the Loans then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  1F. CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this Section 1 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the holders of Loans; PROVIDED THAT no such adjustment shall increase the Conversion Price as otherwise determined pursuant to this Section 1 or decrease the number of shares of Conversion Stock issuable upon conversion of any Loan or any portion of any Loan.

                  1G. NOTICES.

                  (i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Loans, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Corporation shall give written notice to all holders of Loans at least 20 days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.


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                  (iii) The Corporation shall also give written notice to the holders of Loans at least 30 days prior to the date on which any Change of Control or Organic Change shall take place.

                  1H. NO AVOIDANCE. If the Corporation shall enter into any transaction for the purpose of avoiding the application of the provisions of this Section 1, the benefits of such provisions shall nevertheless apply and be preserved.

                  Section 2. PURCHASE RIGHTS. If at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then each holder of Loans shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Conversion Stock acquirable upon conversion of such holder's Loans immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  Section 3. PARTICIPATING DIVIDENDS. In the event that the Corporation declares or pays any dividends upon the Common Stock (whether payable in cash, securities or other property) other than dividends payable solely in shares of Common Stock, the Corporation shall also declare and pay to the holders of the Loans at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of the Loans had all of the outstanding Loans been converted immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

                  Section 4. COVENANTS.

                  4A. CURRENT PUBLIC INFORMATION. The Corporation shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and shall take such further action as any holder or holders of Restricted Securities may reasonably request, all to the extent required to enable such holders to sell Restricted Securities pursuant to (i) Rule 144 adopted by the SEC under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the SEC or (ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the SEC. Upon request in connection with a proposed transfer or registration, the Corporation shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements. Promptly after execution of this Agreement, the Corporation will file with NASDAQ/NMS the appropriate notification form for the listing of additional shares in a form reasonably acceptable to the Purchasers pursuant to the rules and regulations of the NASDAQ/NMS in respect of the Common Stock issuable upon conversion of the Loans and the Corporation shall at all times cause the Common Stock into which the Loans are convertible to be listed on the NASDAQ/NMS.


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                  4B. LIMITED RIGHTS OF FIRST REFUSAL

                  (i) If the Corporation authorizes the issuance or sale of any Common Stock (or any securities containing options or rights to acquire any Common Stock), other than an Exempt Issuance (as defined below), the Corporation shall first offer to sell to each holder of Purchaser Securities a portion of the securities to be issued equal to the number of securities to be issued MULTIPLIED BY the quotient obtained by dividing (a) the number of Purchaser Securities held by such holder, by
         (b) the sum of the total number of Purchaser Securities then in existence plus the total number of shares of Common Stock (other than Purchaser Securities) then outstanding (assuming exercise or conversion of all convertible securities and rights to acquire Common Stock then exercisable or convertible into Common Stock). Each such holder shall be entitled to purchase such securities at the most favorable price and on the most favorable terms as such securities are to be offered to any other Persons; PROVIDED that if all Persons entitled to purchase or receive such securities are required to also purchase other securities of the Corporation, the holders exercising their rights pursuant to this paragraph shall also be required to purchase the same strip of securities (on the same terms and conditions) that such other Persons are required to purchase. The purchase price for all securities offered to such holders hereunder shall be payable in cash.

                  (ii) In order to exercise its purchase rights hereunder, a holder of Purchaser Securities must within 15 business days after receipt of written notice from the Corporation describing in reasonable detail the securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment, deliver a written notice to the Corporation describing such holder's election hereunder. If all of the securities offered to the holders of Purchaser Securities are not fully subscribed, the remaining stock and securities shall be reoffered by the Corporation to the holders purchasing their full allotment upon the terms set forth in this paragraph, except that such holders must exercise their rights within 5 business days after receipt of such reoffer.

                  (iii) Upon the expiration of the offering periods described above, the Corporation shall be entitled to sell such securities which the holders of Purchaser Securities have not elected to purchase during the 180 days following such expiration at a price not less and on other terms and conditions no more favorable to the purchasers thereof than that offered to such holders. Any securities offered or sold by the Corporation after such 180-day period must be reoffered to the holders of Purchaser Securities pursuant to the terms of this paragraph.

                  (iv) For purposes of this Agreement, "EXEMPT ISSUANCE" shall mean any issuance (a) of Preferred Stock, Loans or Warrants at the Closing as contemplated under this Agreement, (b) of Common Stock upon conversion of the Preferred Stock or the Loans, upon exercise of the Warrants or upon consummation of the Bond Exchanges, (c) of securities to employees, consultants and directors of the Corporation and its Subsidiaries pursuant to the terms of Qualifying Option Plans, (d) of securities as consideration for the acquisition of another corporation or business, (e) as a pro rata distribution with respect to the Common Stock, (f) pursuant to any securities split, securities dividend, recapitalization or reorganization that does not dilute the economic interest of any holder of Common Stock, (g) of warrants or equity securities issued to


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         a lender in connection with its loan to the Corporation or any of its
         Subsidiaries, or (h) pursuant to an offering to the public registered under the Securities Act.

                  4C. SEC REPORTS. The Corporation shall file on a timely basis all SEC Reports required to be filed by it with the SEC under the Exchange Act, the Securities Act and the rules and regulations of the SEC under either of the foregoing applicable to such SEC Reports, which SEC Reports shall comply in all material respects with the requirements of the Exchange Act, the Securities Act and the published rules and regulations of the SEC thereunder, each as applicable to such SEC Reports.

                  4D. INTEREST. Notwithstanding any terms of the Senior Credit Agreement to the contrary, prior to the fifth anniversary of the closing of the transactions contemplated under the Purchase Agreement, the Corporation will not pay any interest on the Loans in cash without the consent of the holders of a majority in principal amount of the Loans and such accrued and unpaid interest shall become part of the principal amount of the Loans. After the fifth anniversary of the closing of the transactions contemplated hereby, the Corporation may elect to have the interest that has accrued after such date continue to accrue and become part of the principal amount outstanding under the Loans or be paid in cash. If a Change of Control occurs prior to the fifth anniversary of the closing under the Purchase Agreement, then in connection with any repayment of the Loans as a result of such Change of Control, interest on the Loans shall, for all purposes (including conversion), be calculated as though such Change of Control occurred on the fifth anniversary of the closing date.

                  4E. USE OF PROCEEDS. The Corporation shall use the proceeds of the Loans only for working capital and general corporate purposes.

                  4F. NOTICE BEFORE PREPAYMENT. The Corporation agrees to give each holder of Loans at least 30 days' prior written notice before making any prepayment of the Loans or any portion of the Loans, whether as a result of a Change of Control or any other mandatory or optional prepayment provision of the Senior Credit Agreement.

                  4G. COVENANTS FOR CONVERSION. The Corporation shall assist and cooperate with any holder of Loans required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of Loans hereunder (including, without limitation, making any filings required to be made by the Corporation) and shall pay for and hold each Purchaser harmless against liability for any expenses in connection therewith. Without limiting the generality of the foregoing, the Corporation and any holder of Loans, to the extent required to do so in connection with the conversion of the Loans, shall prepare and file the notifications required under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, in connection with the transactions contemplated by this Agreement. The Corporation and the holder of Loans shall respond as promptly as practicable to (i) any inquiries or requests received from the Federal Trade Commission or the Department of Justice for additional information or documentation and (ii) any inquiries or requests received from any state attorney general or other governmental body in connection with antitrust or related matters. The Corporation and such Purchaser shall (A) give the other parties prompt notice of the commencement of any action, suit, litigation, arbitration, preceding or investigation by or before any governmental body with respect to the transactions contemplated by this Agreement, (B) keep the other parties informed as to the status of any such action, suit, litigation, arbitration, preceding or investigation, and (C) promptly inform the other parties of any communication to or from the Federal Trade Commission, the Department of Justice or any other governmental body regarding the transactions contemplated by this Agreement.

                  Section 5. TRANSFER OF RESTRICTED SECURITIES.

                  5A. GENERAL PROVISIONS. Restricted Securities are transferable only pursuant to (i) Rule 144 or Rule 144A of the SEC (or any similar rule or rules then in force) if such rule is available, (ii) public offerings registered under the Securities Act, (iii) in-kind distributions by any holder that is an investment fund to its partners or members in connection with a distribution of freely tradeable securities and (iv) any other legally available means of transfer.

                  5B. RULE 144A. Upon the request of any Purchaser, the Corporation shall promptly supply to such Purchaser or its prospective transferees all information regarding the Corporation required to be delivered in connection with a transfer pursuant to Rule 144A of the SEC.

                  5C. LEGEND REMOVAL. If any Restricted Securities become eligible for sale pursuant to Rule 144(k), the Corporation shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in paragraph 5D from the certificates for such Restricted Securities. In addition, if in connection with any transfer the holder of Restricted Securities delivers to the Corporation an opinion of Kirkland & Ellis or other counsel which (to the Corporation's reasonable satisfaction) is knowledgeable in securities law matters to the effect that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, then the Corporation promptly upon such contemplated transfer shall deliver new certificates for such Restricted Securities that do not bear the Securities Act legend set forth in paragraph 5D.

                  5D. LEGEND. Such Purchaser understands that the Restricted Securities shall bear a restrictive legend substantially in the following form:

                  "The securities represented by this certificate were originally issued on __________ ___, ____, and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Conversion Agreement, dated as of October 26, 2001, and as amended and modified from time to time, between the issuer (the "Company") and certain investors, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Corporation, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in this paragraph.

                  Section 6. DEFINITIONS.

                  "BOARD" means the Corporation's Board of Directors.

                  "BOND EXCHANGES" has the meaning given to such term in the Purchase Agreement.

                  "CHANGE OF CONTROL" shall be deemed to occur one day after the occurrence of a "Change of Control" as defined in the Senior Credit Agreement (as in effect on October 26, 2001, without regard to subsequent amendment thereof); PROVIDED that for so long as the use of the foregoing definition would cause the issuance or existence of the Preferred Stock to be prohibited under the Indentures or would cause the Preferred Stock to be treated as "Disqualified Stock" under the Indentures, a "CHANGE OF CONTROL" shall be deemed to occur one day after the occurrence of a "Change of Control" under the Indentures (as in effect on October 26, 2001, without regard to subsequent amendment thereof).

                  "COMMON STOCK" means the Corporation's Common Stock, par value $.01 per share, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

                  "COMMON STOCK DEEMED OUTSTANDING" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to subparagraphs 1C(i) and 1C(ii) hereof whether or not the Options or Convertible Securities are actually exercisable at such time.

                  "CONVERSION STOCK" means shares of the Corporation's Common Stock, par value $0.01 per share; PROVIDED THAT if there is a change such that the securities issuable upon conversion of the Loans are issued by an entity other than the Corporation or there is a change in the type or class of securities so issuable, then the term "Conversion Stock" shall mean one share of the security issuable upon conversion of the Loans if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

                  "CONVERTIBLE SECURITIES" means any stock or securities directly or indirectly convertible into or exchangeable for Common Stock.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

                  "INDENTURES" means (i) that certain Indenture, dated as of February 18, 1998 by and between the Corporation and Harris Trust and Savings Bank, as trustee, with respect to the Corporation's 12.125% Senior Discount Notes due 2008, as amended by that Supplemental Indenture, dated as of October 26, 2001 and (ii) that Indenture, dated as of January 12, 2000, by and between the Corporation and Harris Trust and Savings Bank, as trustee, with respect to the Corporation's 11.875% Senior Notes due 2010, as amended by that Supplemental Indenture, dated as of October 26, 2001.

                  "MARKET PRICE" of any security means the average, over a period of 15 days consisting of the day as of which "Market Price" is being determined and the 14 consecutive trading days prior to such day, of the closing prices of such security's sales on the principal securities exchange on which such security may at the time be listed, or, if there has been no sales on such exchange on any day, the average of the highest bid and lowest asked prices on such exchange at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq National Market System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the Nasdaq National Market System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization. If at any time such security is not listed on any securities exchange or quoted in the Nasdaq National Market System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Corporation and the holders of a majority of the Loans. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Corporation and the holders of a majority of the Loans. The determination of such appraiser shall be final and binding upon the parties, and the fees and expenses of such appraiser shall be allocated between the Corporation, on the one hand, and the holders of Loans (pro rata among such holders on the principal amount of Loans held by each such holder), on the other hand, based upon the percentage which the portion of the contested amount not awarded to each party bears to the amount actually contested by such party; PROVIDED that at any time there are more than 10 record holders of Loans, the Corporation shall pay all such expenses.

                  "NASDAQ/NMS" means the National Association of Securities Dealers, Inc. Automated Quotation/National Market System.

                  "OPERATIVE DOCUMENTS" has the meaning given to such term in the Purchase Agreement.

                  "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                  "PERSON" means an individual, a partnership, a corporation, a limited liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "PUBLIC OFFERING" means any offering by the Corporation of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force.

                  "PURCHASER SECURITIES" means (i) the Loans issued to the Purchasers hereunder, (ii) any Loans issued or issuable upon conversion of the Preferred Stock referred to in clause (i) and (iii) any securities issued directly or indirectly with respect to any of the foregoing securities by way of a stock split, stock dividend or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization. As to any particular securities constituting Purchaser Securities, such securities shall cease to be Purchaser Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased or otherwise acquired by the Corporation. Any reference herein to a "majority of the Purchaser Securities" or the "number of Purchaser Securities" or words of like effect for purposes of comparison or calculation shall refer, with respect to any particular Purchaser Securities, to the number of shares of Common Stock (or equivalent common equity securities of the Corporation) then represented by such Purchaser Securities (on a fully diluted, as-converted basis).

                  "QUALIFYING OPTION PLANS" means stock option plans approved by the Board.

                  "RESTRICTED SECURITIES" means (i) the Common Stock issued upon conversion of the Loans and (ii) any securities issued directly or indirectly with respect to any of the foregoing securities by way of a stock split, stock dividend or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 5D have been delivered by the Corporation.

                  "SEC" means the Securities and Exchange Commission and any governmental body, commission or agency succeeding to the functions thereof.

                  "SEC REPORTS" shall have the meaning given to such term in the Purchase Agreement.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                  "SENIOR CREDIT AGREEMENT" means that certain amended and restated Credit and Guaranty Agreement, dated as of October 26, 2001, by and among the Corporation, Focal Financial Services, certain Subsidiaries of the Corporation, various lenders, Goldman Sachs Credit Partners L.P., Salomon Smith Barney Inc., Citicorp USA, Inc. Bank of America, N.A. with respect to $325,000,000 Senior Secured Credit Facilities.

                  "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity. For purposes of this Certificate of Designation, if the context does not otherwise specify in respect of which Person the term "Subsidiary" is used, the term "Subsidiary" shall refer to a Subsidiary of the Corporation.

                  "WARRANTS" has the meaning given to such term in the Purchase Agreement.

                  Section 7.

                  7A. INDEMNIFICATION OF PURCHASERS. In consideration of each Purchaser's execution and delivery of this Agreement and making the Loans and in addition to all of the Corporation's other obligations under this Agreement and the other Operative Documents, the Corporation shall defend, protect, indemnify and hold harmless each Purchaser, each other holder of Purchaser Securities and each Person, if any, who controls any Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, diminution of value, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements and expenses incurred in the investigation or defense of any of the same or in asserting, preserving or enforcing any of their respective rights hereunder (the "INDEMNIFIED LIABILITIES"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (i) the execution, delivery, performance or enforcement of this Agreement, the other Operative Documents and any other instrument, certificate, document or agreement executed pursuant hereto by any of the Indemnitees or (ii) any breach of any covenant, agreement, representation or warranty of the Corporation under this Agreement, any other Operative Document or any other instrument, certificate, document or agreement contemplated hereby to which the Corporation is a party. To the extent that the foregoing undertaking by the Corporation may be unenforceable for any reason, the Corporation shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                  7B. ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof, and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever in respect to which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  Section 8. MISCELLANEOUS.

                  8A. CONSENT TO AMENDMENTS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or modified and the Corporation may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the holders of a majority of the Loans outstanding at the time the amendment, modification or waiver becomes effective; provided that if any such amendment, modification or waiver would adversely affect any Purchaser or any holder of Loans relative to the Purchasers or the holders of Loans voting in favor of such amendment, modification, or waiver, such amendment, modification or waiver shall also require the written consent of such Purchasers adversely affected or the holders of a majority of the outstanding Loans held by all holders so adversely affected; provided further that if any such amendment, modification or waiver is to a provision in this Agreement that requires a specific vote to take an action thereunder or to take an action with respect to the matters described therein, such amendment, modification or waiver shall not be effective unless such vote is obtained with respect to such amendment, modification or waiver. No other course of dealing between the Corporation and any Purchaser or the holder of any Loans or any delay in exercising any rights hereunder shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, Loans held by the Corporation or any Subsidiaries shall not be deemed to be outstanding.

                  8B. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's benefit as a purchaser or holder of Loans are also for the benefit of, and enforceable by, any subsequent holder of such Loans.

                  8C. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this

Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  8D. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  8E. DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Words such as "herein," "hereunder," "hereof" and the like shall be deemed to refer to this Agreement as a whole and not to any particular document or article, Section, paragraph or other portion of a document. The use of the words "include" or "including" in this Agreement shall be by way of example rather than by limitation. The use of the words "or," "either" or "any" shall not be exclusive.

                  8F. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                  8G. DELIVERY BY FACSIMILE. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

                  8H. GOVERNING LAW. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                  8I. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any note evidencing the Loans, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (PROVIDED THAT if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such note a new note of like kind representing the principal amount represented by such lost, stolen, destroyed or mutilated note and dated the date of such lost, stolen, destroyed or mutilated note, and interest shall accrue on the Loans represented by such new note from the date to which interest has been fully paid on such lost, stolen, destroyed or mutilated note.

                  8J. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, telecopied to the recipient (with hard copy sent by overnight courier in the manner provided hereunder) if sent prior to 4:00 p.m. Chicago time on a business day (and otherwise, on the immediately succeeding business day), one business day after being sent to the recipient by reputable overnight courier service (charges prepaid) or three business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent (i) to the Corporation, at its principal executive offices and
(ii) to any holder of Loans, at such holder's address as it appears in the records of the Corporation (unless otherwise indicated by any such holder).


                           *     *     *     *     *

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this agreement as of the date first written above.


                                    FOCAL COMMUNICATIONS CORPORATION

                                    By: /s/ Lewis Shender
                                    Its:
                                        ----------------------------------------










                    [SIGNATURE PAGE TO CONVERSION AGREEMENT]

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this agreement as of the date first written above.


                                  GREAT HILL EQUITY PARTNERS LIMITED PARTNERSHIP

                                  By: Great Hill Partners GP, LLC
                                  Its: General Partner

                                  By: /s/ John G. Hayes
                                      A Manager


                                  GREAT HILL INVESTORS, LLC

                                  By:  /s/ John G. Hayes
                                       A Manager


                                  GREAT HILL EQUITY PARTNERS II
                                  LIMITED PARTNERSHIP

                                  By: Great Hill Partners GP II, LLC
                                  Its:  General Partner

                                  By:   /s/ John G. Hayes
                                        A Manager


                                  GREAT HILL AFFILIATE PARTNERS II
                                  LIMITED PARTNERSHIP

                                  By: Great Hill Partners GP II, LLC
                                  Its:  General Partner

                                  By:  /s/ John G. Hayes
                                       A Manager










                    [SIGNATURE PAGE TO CONVERSION AGREEMENT]

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this agreement as of the date first written above.


                                  MADISON DEARBORN CAPITAL PARTNERS IV, L.P.

                                  By: Madison Dearborn Partners IV, L.P.
                                  Its: General Partner

                                  By: Madison Dearborn Partners, L.L.C.
                                  Its: General Partner

                                  By: /s/ James Perry
                                  Its:
                                      ------------------------------------------










                    [SIGNATURE PAGE TO CONVERSION AGREEMENT]

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this agreement as of the date first written above.


                                  FRONTENAC VIII LIMITED PARTNERSHIP

                                  By: Frontenac VIII Partners, L.P.
                                  Its: General Partner

                                  By: Frontenac Company VIII, L.L.C.
                                  Its: General Partner

                                  By: /s/ James E. Crawford
                                  Its:
                                      ------------------------------------------


                                  FRONTENAC MASTERS VIII LIMITED PARTNERSHIP

                                  By: Frontenac VIII Partners, L.P.
                                  Its: General Partner

                                  By: Frontenac Company VIII, L.L.C.
                                  Its: General Partner

                                  By: /s/ James E. Crawford
                                  Its:
                                      ------------------------------------------










                    [SIGNATURE PAGE TO CONVERSION AGREEMENT]

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this agreement as of the date first written above.


                                  BATTERY VENTURES III, L.P.

                                  By: Battery Partners III, L.P.
                                  Its: General Partner

                                  By: /s/ Rick Frisbie
                                  Its:
                                      ------------------------------------------

                                  BATTERY VENTURES VI, L.P.

                                  By: Battery Partners VI, LLC
                                  Its: General Partner

                                  By: /s/ Rick Frisbie
                                  Its:
                                      ------------------------------------------


                                  BATTERY INVESTMENT PARTNERS VI, LLC

                                  By: /s/ Rick Frisbie
                                  Its:
                                      ------------------------------------------










                    [SIGNATURE PAGE TO CONVERSION AGREEMENT]

                             SCHEDULE OF PURCHASERS


Madison Dearborn Capital Partners IV, L.P.
Three First National Plaza, Suite 1330
Chicago, IL 60602
Attention:        James Perry
Telephone:        (312) 895-1000
Telecopy:         (312) 895-1001

Special Co-Invest Partners I
Three First National Plaza, Suite 1330
Chicago, IL 60602
Attention:        James Perry
Telephone:        (312) 895-1000
Telecopy:         (312) 895-1001

Frontenac VIII Limited Partnership
135 S. LaSalle Street, Suite 3800
Chicago, IL 60603
Attention:        James Crawford
Telephone:        (312) 368-0044
Telecopy:         (312) 368-9520

Frontenac Masters VIII Limited Partnership
135 S. LaSalle Street, Suite 3800
Chicago, IL 60603
Attention:        James Crawford
Telephone:        (312) 368-0044
Telecopy:         (312) 368-9520

Battery Ventures III, L.P.
20 William Street, Suite 200
Wellesley, MA 02481
Attention:        Rick Frisbie
Telephone:        (781) 237-1001
Telecopy:         (781) 577-1001

Battery Ventures VI, L.P.
20 William Street, Suite 200
Wellesley, MA 02481
Attention:        Rick Frisbie
Telephone:        (781) 237-1001
Telecopy:         (781) 577-1001

Battery Investment Partners VI, LLC
20 William Street, Suite 200
Wellesley, MA 02481
Attention:        Rick Frisbie
Telephone:        (781) 237-1001
Telecopy:         (781) 577-1001

Great Hill Equity Partners Limited Partnership
c/o Great Hill Partners
1 Liberty Square
Boston, MA 02109
Attention:        Mark Taber
Telephone:        617-790-9448
Telecopy:         ____________

Great Hill Investors, LLC
c/o Great Hill Partners
1 Liberty Square
Boston, MA 02109
Attention:        Mark Taber
Telephone:        617-790-9448
Telecopy:         ____________

Great Hill Equity Partners II Limited Partnership
c/o Great Hill Partners
1 Liberty Square
Boston, MA 02109
Attention:        Mark Taber
Telephone:        617-790-9448
Telecopy:         ____________

Great Hill Affiliate Partners II Limited Partnership
c/o Great Hill Partners
1 Liberty Square
Boston, MA 02109
Attention:        Mark Taber
Telephone:        617-790-9448
Telecopy:         ____________

Randolph Street Partners III
c/o Kirkland & Ellis
200 East Randolph Drive
Chicago, IL 60601
Attention:        William Kirsch, P.C.
Telephone:        312-861-2000
Telecopy:         312-861-2200